SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2005

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

$350 Million Senior Notes Offering

The disclosure contained in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” and Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Common Stock Registration Rights Agreement

On June 7, 2005, Ventas, Inc. (the “Company”) and the holders of Class D Units of limited partnership interest (“Class D Units”) in ElderTrust Operating Limited Partnership, a subsidiary of the Company (“ETOP”), entered into a Registration Rights Agreement (the “Common Stock Registration Rights Agreement”) pursuant to which the Company agreed to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Common Stock Registration Statement”) to cover resales of shares of common stock, par value $0.25 per share (“Common Stock”), of the Company issuable upon redemption of the Class D Units. The Company is required to file the Common Stock Registration Statement within ten business days following June 7, 2005 (subject to extension in certain circumstances) and to use all reasonable efforts to cause the Common Stock Registration Statement to be declared effective as soon as practicable thereafter. In addition, the Company is required to use its reasonable best efforts to keep the Common Stock Registration Statement continuously effective for a period of two years from the date of effectiveness or, if earlier, until such time as the shares of Common Stock registered thereunder cease to be registrable securities (as defined in the Common Stock Registration Rights Agreement).

The foregoing description of the Common Stock Registration Rights Agreement is qualified by reference in its entirety to the Common Stock Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.4 and incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 7, 2005, the Company announced that it had completed the acquisition of Provident Senior Living Trust (“Provident”) pursuant to the terms of the Agreement and Plan of Merger dated as of April 12, 2005 (the “Merger Agreement”) among the Company, Ventas Provident, LLC (formerly VTRP Merger Sub, LLC), a wholly owned subsidiary of the Company (“Merger Sub”), and Provident.

In accordance with the terms of the Merger Agreement, Provident was merged with and into Merger Sub, with Merger Sub surviving as a subsidiary of the Company. Upon consummation of the merger, each common share of beneficial interest, par value $.001 per share, of Provident outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than shares owned directly or indirectly by the Company, Provident (as treasury stock) or any subsidiary of Provident, which shares were canceled) was exchanged for the right to receive 0.4951 shares of Common Stock and $7.81 in cash.

In addition, at the Effective Time, each holder of outstanding common units of limited partnership interest in PSLT OP, L.P., a subsidiary of Provident, issued pursuant to Provident’s Long-Term Incentive Plan (“LTIP Units”) contributed its LTIP Units to ETOP in exchange for 0.8022 Class D Units. Each Class D Unit is redeemable for one share of Common Stock (subject to adjustment upon the occurrence of certain events).

A copy of the press release issued by the Company on June 7, 2005 is filed as Exhibit 99.1 hereto and is incorporated in this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

6¾% Senior Notes due 2010 and 7 1/8% Senior Notes due 2015

On June 7, 2005, an operating partnership of the Company, Ventas Realty, Limited Partnership (“Ventas Realty”), and a wholly owned subsidiary, Ventas Capital Corporation (“Ventas Capital” and, together with Ventas Realty, the “Issuers”) issued and sold $175.0 million aggregate principal amount of their 6¾% Senior Notes due 2010 (the “2010 Notes”) and $175.0 million aggregate principal amount of their 7 1/8% Senior Notes due 2015 (the “2015 Notes” and, together with the 2010 Notes, the “Notes”) through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold pursuant to a Purchase Agreement, dated May 26, 2005, by and among the Issuers, Ventas LP Realty, L.L.C. (“Ventas LLC” and, together with the Company and the Issuers, the “Ventas Entities”) and the Initial Purchasers named therein. The 2010 Notes mature on June 1, 2010, and the 2015 Notes mature on June 1, 2015. Interest on the Notes is payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2005. The Notes are unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and certain of its subsidiaries until certain conditions are met.

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The Notes are general unsecured obligations of the Issuers, the Company and the other guarantors, ranking equal in right of payment with such entities’ existing and future senior unsecured indebtedness and ranking senior in right of payment to all of such entities’ existing and future subordinated indebtedness. The Notes will be effectively subordinated to all borrowings and other obligations under the Company’s Third Amended and Restated Credit, Security and Guaranty Agreement, dated as of September 8, 2004 (the “Credit Agreement”), among the Company, as guarantor, Ventas Realty, as borrower, and the lenders identified therein, with respect to the assets securing those obligations. The Notes will also be structurally subordinated to the indebtedness and other obligations of the Company’s subsidiaries that are not guarantors with respect to the assets of those entities.

The Issuers used the net proceeds from the sale of the Notes, together with borrowings under the Credit Agreement, to pay the approximately $231.0 million cash portion of the purchase price for the Provident acquisition, to repay outstanding indebtedness under Provident’s credit facility and to pay fees and expenses related to the Provident acquisition.

The terms of the Notes, summarized below, are governed by the Indentures, each dated as of June 7, 2005, among the Issuers, the Company and certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (collectively, the “Indentures”). The Indentures contain certain covenants that limit the Issuers’ ability and the ability of the Company and its Restricted Subsidiaries (as defined therein) to, among other things: incur debt; incur secured debt; make certain dividend payments, distributions and investments; enter into certain transactions, including transactions with affiliates; restrict dividends or other payments from subsidiaries; merge, consolidate or transfer all or substantially all of their respective assets; and sell assets. Upon the occurrence of certain types of changes of control, the Indentures require the Issuers to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date, unless certain conditions are met.

The Issuers may redeem the 2010 Notes, in whole at any time or in part from time to time, prior to maturity at a redemption price of 100% of the principal amount thereof plus a make-whole premium, plus accrued and unpaid interest to the redemption date. The Issuers may redeem the 2015 Notes, in whole at any time or in part from time to time, (i) at a redemption price of 100% of the principal amount thereof plus a make-whole premium if the redemption occurs prior to June 1, 2010 and (ii) at redemption prices of 103.563%, 102.375% and 101.188% of the principal amount thereof if the redemption occurs during the respective 12-month periods beginning on June 1 of the years 2010, 2011 and 2012 and at a redemption price of 100% of the principal amount thereof on and after June 1, 2013, in each case, plus any accrued and unpaid interest to the redemption date. In addition, the Issuers may redeem up to 35% of the Notes of either or both series before June 1, 2008 with net cash proceeds from certain equity offerings at a redemption price of 106.750%, in the case of the 2010 Notes, and 107.125%, in the case of the 2015 Notes, of the principal amount of the Notes to be so redeemed, plus any accrued and unpaid interest to the redemption date.

The Indentures contain customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and

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insolvency, and failure to pay certain judgments. An event of default under either Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes of the applicable series to accelerate, or in certain cases, will automatically cause the acceleration of the amounts due under the Notes of that series.

U.S. Bank National Association, the trustee under the Indentures, is also the trustee under each of the indentures relating to the Issuers’ 8¾% Senior Notes due 2009, 9% Senior Notes due 2012 and 2014 Notes.

The foregoing description of the Notes and the Indentures is qualified by reference in its entirety to the Indentures, copies of which are filed herewith as Exhibits 4.1 and 4.2 and incorporated in this Item 2.03 by reference.

The Notes have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

Senior Notes Registration Rights Agreement

On June 7, 2005, the Ventas Entities and the Initial Purchasers entered into a Registration Rights Agreement (the “Senior Notes Registration Rights Agreement”), pursuant to which the Ventas Entities agreed to file with the Commission a registration statement (the “Exchange Offer Registration Statement”) under the Securities Act relating to the registration of new series of 6¾% Senior Notes due 2010 and 7 1/8% Senior Notes due 2015 (collectively, the “Exchange Notes”), with terms substantially similar to the 2010 Notes and 2015 Notes, respectively, on or prior to the 60th day following June 7, 2005. Upon the effectiveness of the Exchange Offer Registration Statement, the Ventas Entities are required to offer to the holders of Notes who are able to make certain representations (the “Exchange Offer”) the opportunity to exchange their Notes for applicable Exchange Notes. The Ventas Entities are required to use their commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to the 180th day following June 7, 2005. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Ventas Entities must commence the Exchange Offer and use their best efforts to issue within 30 business days, or longer if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, applicable Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer. If the Exchange Offer is prohibited by applicable law or Commission policy, or is otherwise not consummated within the time period specified above, the Ventas Entities are required to file with the Commission a shelf registration statement (“Shelf Registration Statement”) to cover resales of the Notes by the holders of Notes who satisfy certain conditions relating to the provision of information in connection with such Shelf Registration Statement. If so obligated, the Ventas Entities are required to use their best efforts to file the a Shelf Registration Statement with the Commission on or prior to the 45th day after such filing obligation arises and to cause such shelf registration to be declared effective by the Commission on or prior to the 180th day after such obligation arises.

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If the Ventas Entities fail to satisfy any of the obligations described above on a timely basis, the Ventas Entities are required to pay additional interest on the Notes to the holders of the Notes under certain circumstances. The Ventas Entities must pay additional interest on the Notes if: (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th day following June 7, 2005, (ii) the Commission does not declare the Exchange Offer Registration Statement effective on or prior to the 180th day following June 7, 2005, or (iii) the Exchange Offer is not consummated on or prior to the 30th business day after the date on which the Exchange Offer Registration Statement is declared effective by the Commission.

The foregoing description of the Senior Notes Registration Rights Agreement is qualified by reference in its entirety to the Senior Notes Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.3 and incorporated in this Item 2.03 by reference.

Item 8.01.	Other Events.

On June 7, 2005, the Company priced a private offering of an additional $50 million aggregate principal amount of 6 5/8% Senior Notes due 2014 (the “Additional 2014 Notes”), to be issued by the Issuers under its existing Indenture, dated October 15, 2004, among the Issuers, the Company and certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the “2014 Indenture”). An aggregate principal amount of $125 million of 6 5/8% Senior Notes due 2014 were previously issued under the 2014 Indenture.

The Additional 2014 Notes will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Provident as of December 31, 2004 and for the period from March 1, 2004 (inception) to December 31, 2004 and the unaudited consolidated financial statements of Provident as of March 31, 2005 and for the three months then ended are incorporated in this Item 9.01(a) by reference to the Proxy Statement/Prospectus, which constitutes a part of Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-124379), filed with the Commission on May 26, 2005.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2005, for the three months then ended and for the year ended December 31, 2004 are incorporated in this Item 9.01(b) by reference to the Proxy Statement/Prospectus, which constitutes a part of Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-124379), filed with the Commission on May 26, 2005.

(c) Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee, relating to the 2010 Notes.

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Exhibit Number	Description

4.2	Indenture, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee, relating to the 2015 Notes.

4.3	Registration Rights Agreement, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, UBS Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Cohen & Steers Capital Advisors, LLC, as Initial Purchasers.

4.4	Registration Rights Agreement, dated as of June 7, 2005, among the Company and the holders of ETOP Class D Units named therein.

23.1	Consent of KPMG LLP.

99.1	Press release issued by the Company on June 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: June 13, 2005	By:	/s/ T. Richard Riney
T. Richard Riney Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee, relating to the 2010 Notes.

4.2	Indenture, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee, relating to the 2015 Notes.

4.3	Registration Rights Agreement, dated as of June 7, 2005, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, UBS Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Cohen & Steers Capital Advisors, LLC, as Initial Purchasers.

4.4	Registration Rights Agreement, dated as of June 7, 2005, among the Company and the holders of ETOP Class D Units named therein.

23.1	Consent of KPMG LLP.

99.1	Press release issued by the Company on June 7, 2005.